G   The
                                 W   Gannett
                                 &   Welsh &
                                 K   Kotler
                                     Funds

--------------------------------------------------------------------------------
                                GW&K Equity Fund
--------------------------------------------------------------------------------
                         GW&K Government Securities Fund
--------------------------------------------------------------------------------

                                  Annual Report
                               September 30, 1998

Letter from the President                                       November 4, 1998
--------------------------------------------------------------------------------

Dear Shareholders,

Economic globalization has provided wonderful benefits to world economies such as heightened living standards and new avenues for growth; however, it has also created a new level of economic interdependence. Nations today are tied together as never before. This interdependence is defined not only by global trade for goods and services, but also by flows of capital from country to country. For example, when one country lacks capital, another country provides it in the form of loans or investment. This chain of financing and flow of capital has aided the rapid development of many economies and nations in recent years. Even here in the U.S., our persistent trade deficit is largely financed by the sale of Treasury securities to foreign nations like Japan.

For a myriad of reasons, including the economic and political turmoil in much of Southeast Asia, Russia, and Latin America, the confidence needed to maintain the orderly flow of capital has been upset and we find ourselves in a liquidity squeeze. Investors worldwide have sought the safety and liquidity of U.S. government securities, which have become the storage for world value since the gold standard was abandoned. As global investment shifted to Treasuries, almost all other securities were avoided, and in many cases sold. Few markets have sufficient liquidity to withstand such a unilateral mass exodus.

Just as confidence and liquidity factors have skewed the bond market toward Treasuries, they have caused a significant shift in our equity markets away from small capitalization companies. Outside the largest multinational corporations and banks, business appears healthy for the majority of medium and small sized U.S. companies. Their stock price declines are more symptomatic of a liquidity squeeze, not an earnings crisis. Smaller stocks are getting overlooked and sold irrespective of the fundamental strength of their businesses.

As painful as corrections are, they bring about positive changes by directing attention to the problems at hand. The world is now focusing on our global economic problems. Though these problems are not easily solved, this heightened attention will make the world's capital markets safer. Better that issues are resolved while our trading partners have a manageable impact on our domestic business, than years from now when globalization will create a higher degree of interdependency. While market corrections are an integral part of the investment process, we remain confident that fundamental research, the mainstay of our investment philosophy, is rewarded.

Gannett Welsh & Kotler's investment advisory business continues to grow at a steady pace, as do our mutual funds. As of September 30, 1998, the firm's total assets under management were approaching $2.7 billion, and the Equity and Government Securities Funds reached $47 million and $35 million, respectively. The Funds allow clients to access our management, exclusive of account size. We are committed to meeting the financial aspirations of all our clients.

Harold G. Kotler, CFA
President

GW&K Equity Fund
Letter to Shareholders                                          November 4, 1998
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

The second annual report of the GW&K Equity Fund is coming to you reflecting a period of weakness in the stock market. Just as in past declines, there are many causes for the market weakness, and, we believe, more reasons for focusing on the long-term potential of well-run businesses. Declining stock prices create opportunities for investors to search out undervalued companies that will benefit from the inevitable rise in worldwide demand for goods and services by a population that is both increasing and growing wealthier.

At the end of the fiscal year the Fund's assets stood at $47 million, down from the peak of over $50 million in July, but ahead of the $37 million a year ago. Net inflows have continued, totaling $13 million for the past twelve months.

We have made a commitment to holding about half of the portfolio in a carefully selected group of smaller capitalization companies. Their sharp price declines created the large difference between the Fund's returns and those of the average growth and income fund. However, this same investment approach created the top quartile results that we reported to you in our March semi-annual report.

For the year ending September 30, 1998, the total return (price change and reinvested distributions) for the GW&K Equity Fund was -5.99%, which compares with 9.05% for the Standard & Poor's 500 Index and -18.90% for the Russell 2000 Index of smaller companies. This placed the Fund in the 76th percentile as measured against 715 growth and income funds tracked by Lipper Analytical Services whose average return was -1.08%. The Fund's entire decline occurred in the fourth quarter when the Fund was down 17.11%. This compares with the Lipper average of -12.47%, placing the Fund in the 90th percentile. When compared with the Morningstar growth and income funds, our percentile rankings were 93rd for the quarter and 80th for the past year.

Just as in past periods of uncertainty, small company stocks go down more than stocks of the larger "blue chip" companies. Importantly, over the long term, smaller companies' stocks have provided excellent returns, and most of their good performance comes during the sharp rebounds that follow market declines. While the recent past has been unsettling, we believe that continuing to hold smaller company stocks will enhance long-term results. We further believe that to react now to declining share prices by selling underperforming stocks to seek the apparent protection of larger companies would be an unwise maneuver.

GW&K Equity Fund
Letter to Shareholders (Continued)                              November 4, 1998
--------------------------------------------------------------------------------

Establishing a sound investment plan and consistently adhering to that plan irrespective of short-term trends is for us the correct approach. Our investment strategy provides diversification across the market capitalization spectrum. In the past we have done better than average among our growth and income peer group during rising markets, and have done best when small stocks lead the way.

In the midst of weak stock prices we realized losses in a few positions. We did this by selling some stocks, with the intention of repurchasing them, and by doubling up on others, waiting for the appropriate time to sell the higher cost shares. For this reason, some holdings in the Portfolio of Investments may appear to be out of line with others. We executed these trades to offset the significant gains we had taken much earlier in the fiscal year. As a result, the Fund will not pay a capital gain distribution to shareholders this year. In December, you will receive the net income distribution.

Periods of uncertainty and reduced investor confidence occur more often than we realize. Stocks have declined 15% or more many times since the 1950's. Each time it looks like new and more intractable problems will derail stocks' favorable performance. While we do not have a crystal ball, we believe that the odds favor continued good performance from well-researched stock portfolios. We remain committed to investing in a diverse group of companies.

Sincerely,

Edward B. White, CFA, CIC
GW&K Equity Fund
Portfolio Manager

GW&K Government Securities Fund
Letter to Shareholders                                          November 4, 1998
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

We are pleased to report on the status of the GW&K Government Securities Fund for the fiscal year ending September 30, 1998. Assets have grown to $35 million from $24 million as of September 30, 1997. This growth came from both an increase in the number of Fund shareholders as well as from an increased allocation to the Fund by existing shareholders.

The interest rate backdrop for this past fiscal year was one of dramatic rate declines. The yield on the 10-year Treasury bond, a benchmark for fixed rate mortgage pricing, dropped by 170 basis points from 6.1% on September 30, 1997, to 4.4% on September 30, 1998. Coupled with this drop in rates, employment in the U.S. was strong, consumer confidence was high, housing values appreciated across much of the country, and new housing starts surged. This environment made it easier for consumers to refinance an existing mortgage or to pay off an existing mortgage and relocate. Consequently, prepayment rates for mortgage-backed securities rose. Although the GW&K Fund purchases only seasoned pools, we did not escape the prepayment wave. The NAV of the Fund dropped over the twelve-month period, reflecting not only the effects of the accelerating rate of principal paydowns, but also the impact of significant spread widening in the valuation of mortgage-backed securities. As a result, the total performance of the fund was 5.1% for the year, versus 7.9% for the Lehman U.S. Government 1-3 Year Index. However, we were able to maintain the dividend distribution rate on the Fund close to 6.0%, consistent with our objective for good current income flow.

We believe that there are now significant opportunities in this market sector as the flight to the U.S. Treasury market has enabled us to purchase mortgage-backed pools at significant yield premiums to comparable Treasury notes. Our strategy will continue to be one of diversification within the seasoned premium mortgage-backed sector and we will continue to buy pools that should deliver strong relative value based on our research.

Sincerely,

Jeanne M. Skettino, CFA
GW&K Government Securities Fund
Portfolio Manager

                                GW&K Equity Fund

          Comparison of the Change in Value since August 1, 1991* of a $10,000 Investment in the GW&K Equity Fund, the Russell 2000
                          Index and the S&P 500 Index.

--------------------------------------------------------------------------------
                                             Sept 98
                                             -------
GW&K Equity Fund                             $26,308
S&P 500 Index                                $31,289
Russell 2000 Index                           $23,478

--------------------------------------------------------------------------------
                                GW&K Equity Fund
                          Average Annual Total Return

                      1 Year    5 Years   From Inception*
                      (5.99)%    14.20%       14.45%

Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

* Combines the performance of the Fund, since its commencement of operations on December 10, 1996, and the performance of GW&K Equity Fund, L.P. for periods prior to December 10, 1996. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such peirods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.


                        GW&K Government Securities Fund

        Comparision of the Change in Value since December 16, 1996* of a $10,000 Investment in the GW&K Government Securities Fund and the
                     Lehman 1-3 Year Government Bond Index.

--------------------------------------------------------------------------------
                                             Sept 98
                                             -------
GW&K Government Securities Fund              $11,294
Lehman 1-3 Year Government Bond Index        $11,324
--------------------------------------------------------------------------------
                        GW&K Government Securities Fund
                          Average Annual Total Return

                           1 Year    Since Inception
                            5.07%         7.04%

Past performance is not indicative of future performance.
--------------------------------------------------------------------------------

           *Initial public offering of shares was December 16, 1996.

The Gannett Welsh & Kotler Funds
Statements of Assets and Liabilities
September 30, 1998
==========================================================================================================
                                                                                                  GW&K
                                                                                  GW&K         GOVERNMENT
                                                                                 EQUITY        SECURITIES
                                                                                  FUND            FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At amortized cost ....................................................    $ 40,518,443     $ 34,691,473
                                                                             ============     ============
   At market value (Note 2) .............................................    $ 46,953,669     $ 34,861,098
Cash ....................................................................          34,720            1,189
Dividends and interest receivable .......................................          61,219          340,476
Receivable for capital shares sold ......................................          53,691          260,000
Receivable for securities sold ..........................................         132,819               --
Receivable for principal paydowns .......................................              --          190,591
Organization expenses, net (Note 2) .....................................          21,217           21,217
Other assets ............................................................           3,738            4,601
                                                                             ------------     ------------
   TOTAL ASSETS .........................................................      47,261,073       35,679,172
                                                                             ------------     ------------
LIABILITIES
Dividends payable to shareholders .......................................              --           29,395
Payable for capital shares redeemed .....................................             350            3,000
Payable for securities purchased ........................................              --          284,377
Payable to affiliates (Note 4) ..........................................          56,564           35,269
Other accrued expenses and liabilities ..................................          20,506           15,060
                                                                             ------------     ------------
   TOTAL LIABILITIES ....................................................          77,420          367,101
                                                                             ------------     ------------
NET ASSETS ..............................................................    $ 47,183,653     $ 35,312,071
                                                                             ============     ============
Net assets consist of:
Paid-in capital .........................................................    $ 40,837,585     $ 35,308,773
Undistributed net investment income .....................................          77,789          129,733
Accumulated net realized losses from security transactions ..............        (166,947)        (296,060)
Net unrealized appreciation on investments (Note 1) .....................       6,435,226          169,625
                                                                             ------------     ------------
Net assets ..............................................................    $ 47,183,653     $ 35,312,071
                                                                             ============     ============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ...........................       4,327,356        3,489,898
                                                                             ============     ============

Net asset value, offering price and redemption price per share (Note 1) .    $      10.90     $      10.12
                                                                             ============     ============

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Statements of Operations
For the Year Ended September 30, 1998
===================================================================================================
                                                                                            GW&K
                                                                            GW&K         GOVERNMENT
                                                                           EQUITY        SECURITIES
                                                                            FUND            FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................................    $        --     $ 1,828,212
   Dividends .......................................................        698,574          24,823
                                                                        -----------     -----------
     TOTAL INVESTMENT INCOME .......................................        698,574       1,853,035
                                                                        -----------     -----------
EXPENSES
   Investment advisory fees (Note 4) ...............................        459,880         216,824
   Administration fees (Note 4) ....................................         46,066          28,882
   Accounting services fees (Note 4) ...............................         26,000          24,000
   Custodian fees ..................................................         24,186          16,055
   Pricing fees ....................................................          1,205          27,562
   Professional fees ...............................................         12,787          12,787
   Insurance expense ...............................................         15,131           9,371
   Transfer agent fees (Note 4) ....................................         12,000          12,000
   Trustees' fees and expenses .....................................         11,328          11,328
   Registration fees ...............................................         10,907           9,467
   Distribution expenses (Note 4) ..................................          9,345           8,127
   Reports to shareholders .........................................          9,162           6,281
   Organization expenses (Note 2) ..................................          6,700           6,700
   Postage and supplies ............................................          5,152           3,715
                                                                        -----------     -----------
     TOTAL EXPENSES ................................................        649,849         393,099
   Fees waived by the Adviser (Note 4) .............................        (75,000)       (104,000)
                                                                        -----------     -----------
     NET EXPENSES ..................................................        574,849         289,099
                                                                        -----------     -----------

NET INVESTMENT INCOME ..............................................        123,725       1,563,936
                                                                        -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains (losses) from security transactions ..........      2,930,429         (31,710)
   Net change in unrealized appreciation/depreciation on investments     (6,560,514)       (133,913)
                                                                        -----------     -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ..................     (3,630,085)       (165,623)
                                                                        -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............    $(3,506,360)    $ 1,398,313
                                                                        ===========     ===========

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Statements of Changes in Net Assets
For the Periods Ended September 30, 1998 and 1997
=============================================================================================================================
                                                                         GW&K                               GW&K
                                                                      EQUITY FUND                GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR           PERIOD             YEAR            PERIOD
                                                                 ENDED            ENDED            ENDED             ENDED
                                                                SEPT. 30,       SEPT. 30,         SEPT. 30,        SEPT. 30,
                                                                  1998           1997(A)            1998            1997(A)
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .................................    $    123,725     $     94,608     $  1,563,936     $    985,602
   Net realized gains (losses) from security transactions        2,930,429          694,978          (31,710)          42,296
   Net change in unrealized appreciation/depreciation
     on investments ......................................      (6,560,514)       6,776,858         (133,913)         303,538
                                                              ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations ....      (3,506,360)       7,566,444        1,398,313        1,331,436
                                                              ------------     ------------     ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ..................        (140,544)              --       (1,563,936)        (985,602)
   Distributions in excess of net investment income ......              --               --         (134,858)              --
   Distributions from net realized gains .................      (3,792,354)              --          (42,055)              --
                                                              ------------     ------------     ------------     ------------
Decrease in net assets from distributions to shareholders       (3,932,898)              --       (1,740,849)        (985,602)
                                                              ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .............................      15,867,029       30,589,751       13,536,142       25,204,381
   Net asset value of shares issued in
     reinvestment of distributions to shareholders .......       3,902,989               --        1,393,399          686,801
   Payments for shares redeemed ..........................      (2,493,861)        (809,441)      (4,129,661)      (1,382,289)
                                                              ------------     ------------     ------------     ------------
Net increase in net assets from capital share transactions      17,276,157       29,780,310       10,799,880       24,508,893
                                                              ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS .............................       9,836,899       37,346,754       10,457,344       24,854,727

NET ASSETS:
   Beginning of period ...................................      37,346,754               --       24,854,727               --
                                                              ------------     ------------     ------------     ------------
   End of period .........................................    $ 47,183,653     $ 37,346,754     $ 35,312,071     $ 24,854,727
                                                              ============     ============     ============     ============
UNDISTRIBUTED NET
   INVESTMENT INCOME .....................................    $     77,789     $     94,608     $    129,733     $         --
                                                              ============     ============     ============     ============
NUMBER OF SHARES:
   Sold ..................................................       1,290,520        2,962,639        1,330,599        2,497,150
   Reinvested ............................................         354,791               --          136,897           67,615
   Redeemed ..............................................        (206,950)         (73,644)        (406,243)        (136,120)
                                                              ------------     ------------     ------------     ------------
   Net increase in shares outstanding ....................       1,438,361        2,888,995        1,061,253        2,428,645
   Shares outstanding, beginning of period ...............       2,888,995               --        2,428,645               --
                                                              ------------     ------------     ------------     ------------
   Shares outstanding, end of period .....................       4,327,356        2,888,995        3,489,898        2,428,645
                                                              ============     ============     ============     ============

(A) Represents the period from the commencement of operations (October 17, 1996) through September 30, 1997.

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Financial Highlights
For the Periods Ended September 30, 1998 and 1997
=======================================================================================================================
                                                                     GW&K                               GW&K
                                                                  EQUITY FUND                GOVERNMENT SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------
                                                              YEAR           PERIOD             YEAR           PERIOD
                                                             ENDED            ENDED            ENDED            ENDED
                                                            SEPT. 30,       SEPT. 30,         SEPT. 30,       SEPT. 30,
                                                              1998           1997(A)            1998           1997(B)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT
   EACH PERIOD:
   Net asset value at beginning of period .............    $    12.93      $    10.00        $    10.23      $    10.00
                                                           ----------      ----------        ----------      ----------
   Income from investment operations:
     Net investment income ............................          0.03            0.03              0.56            0.50
     Net realized and unrealized gains (losses)
      on investments ..................................         (0.80)           2.90             (0.05)           0.23
                                                           ----------      ----------        ----------      ----------
   Total from investment operations ...................         (0.77)           2.93              0.51            0.73
                                                           ----------      ----------        ----------      ----------
   Less distributions:
     Dividends from net investment income .............         (0.04)             --             (0.56)          (0.50)
     Distributions in excess of net investment income .            --              --             (0.04)             --
     Distributions from net realized gains ............         (1.22)             --             (0.02)             --
                                                           ----------      ----------        ----------      ----------
   Total distributions ................................         (1.26)             --             (0.62)          (0.50)
                                                           ----------      ----------        ----------      ----------

   Net asset value at end of period ...................    $    10.90      $    12.93        $    10.12      $    10.23
                                                           ==========      ==========        ==========      ==========
RATIOS AND SUPPLEMENTAL DATA:

   Total return .......................................        (5.99%)         29.30%(E)          5.07%           7.50%(E)
                                                           ==========      ==========        ==========      ==========

   Net assets at end of period (000's) ................    $   47,184      $   37,347        $   35,312      $   24,855
                                                           ==========      ==========        ==========      ==========

   Ratio of net expenses to average net assets(C) .....         1.25%           1.25%(D)          1.00%           0.97%(D)

   Ratio of net investment income to average net assets         0.27%           0.43%(D)          5.40%           6.19%(D)

   Portfolio turnover rate ............................           30%             13%(D)            37%             44%(D)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.

(B) Represents the period from the initial public offering of shares (December 16, 1996) through September 30, 1997.

(C) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.41% and 1.51%(D) for the periods ended September 30, 1998 and 1997, respectively, for the Equity Fund, and 1.36% and 1.47%(D) for the periods ended September 30, 1998 and 1997, respectively, for the Government Securities Fund.

(D)  Annualized.

(E)  Not annualized.

See accompanying notes to financial statements.

The Gannett Welsh & Kotler Funds
Notes to Financial Statements
September 30, 1998
================================================================================

1.   ORGANIZATION

The GW&K Equity Fund and the GW&K Government Securities Fund (individually, a Fund and, collectively, the Funds) are each a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of each Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The GW&K Government Securities Fund began its initial public offering of shares on December 16, 1996.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Government Securities Fund seeks total return, through both income and capital appreciation. The Fund invests primarily in obligations issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the GW&K Government Securities Fund. Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the GW&K Equity Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis -- The GW&K Government Securities Fund trades portfolio securities on a to-be-announced (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 1998:

--------------------------------------------------------------------------------
                                                                       GW&K
                                                    GW&K            GOVERNMENT
                                                   EQUITY           SECURITIES
                                                    FUND               FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ............      $ 11,018,793       $    223,610
Gross unrealized depreciation ............        (4,639,393)           (53,985)
                                                ------------       ------------
Net unrealized appreciation ..............      $  6,379,400       $    169,625
                                                ============       ============

Federal income tax cost ..................      $ 40,574,269       $ 34,691,473
                                                ============       ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the GW&K Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 1998, the GW&K Equity Fund and the GW&K Government Securities Fund had capital loss carryforwards for federal income tax purposes of $111,490 and $296,060, respectively, none of which expire prior to September 30, 2006. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

Reclassification of capital accounts -- As of September 30, 1998, the GW&K Government Securities Fund reclassified $264,591 from accumulated net realized losses to undistributed net investment income. This reclassification, which was the result of permanent differences between financial statement and income tax reporting requirements pertaining to the treatment of losses on mortgage-backed security prepayments, has no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

For the year ended September 30, 1998, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $24,778,498 and $13,277,071, for the GW&K Equity Fund and $21,905,001 and $10,544,077, respectively, for the GW&K Government Securities Fund.

4.   TRANSACTIONS WITH AFFILIATES

The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc.
(CFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The GW&K Equity Fund and the GW&K Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% and 0.75%, respectively, of average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund and the GW&K Government Securities Fund for the year ended September 30, 1998, the Adviser voluntarily waived advisory fees of $75,000 and $104,000, respectively.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administration Agreement, CFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, CFS receives a monthly fee from each Fund at the annual rate of 0.10% on each Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from the GW&K Equity Fund and $21 per shareholder account from the GW&K Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

GW&K Equity Fund
Portfolio of Investments
September 30, 1998
================================================================================
                                                                       Market
      Shares   COMMON STOCKS --  94.9%                                  Value
--------------------------------------------------------------------------------
               BASIC MATERIALS -- 3.6%
      40,000   Huntco, Inc. - Class A .....................         $    280,000
       8,000   Ionics, Inc.* ..............................              212,000
      75,000   Universal Forest Products, Inc. ............            1,190,625
                                                                    ------------
                                                                    $  1,682,625
                                                                    ------------
               CONSUMER, CYCLICAL -- 10.9%
      30,000   Career Blazers, Inc.*+ .....................         $    195,000
      80,000   DeVry, Inc.* ...............................            1,875,000
      45,800   Extended Stay America, Inc.* ...............              366,400
      16,000   May Department Stores Company ..............              824,000
      20,000   Sears Roebuck & Co. ........................              883,750
      70,000   Standard-Pacific Corp. .....................              988,750
                                                                    ------------
                                                                    $  5,132,900
                                                                    ------------
               CONSUMER, NON-CYCLICAL -- 18.7%
      44,000   Chiron Corp.* ..............................         $    874,500
      16,000   General Mills, Inc. ........................            1,120,000
      43,000   First Health Group Corp.* ..................            1,042,750
       8,500   Merck & Co., Inc. ..........................            1,101,281
      38,000   NCO Group, Inc.* ...........................            1,056,875
      34,000   Panamerican Beverages, Inc. ................              605,625
      29,000   PepsiCo, Inc. ..............................              853,688
      10,000   Pfizer, Inc. ...............................            1,059,375
      33,000   Sunrise Assisted Living, Inc.* .............            1,132,313
                                                                    ------------
                                                                    $  8,846,407
                                                                    ------------
               ENERGY -- 9.6%
      35,972   AES Corp.* .................................         $  1,333,212
      57,000   Questar Corp. ..............................            1,097,250
      22,000   Royal Dutch Petroleum Company ..............            1,047,750
      21,240   Schlumberger Ltd. ..........................            1,068,637
                                                                    ------------
                                                                    $  4,546,849
                                                                    ------------
               FINANCIAL  SERVICES -- 14.7%
      80,000   Berkshire Realty Company, Inc. .............         $    835,000
      30,000   Boston Properties, Inc. ....................              855,000
      23,000   Capital One Financial Corp. ................            2,380,500
       6,000   Citigroup, Inc. ............................              557,625
      70,000   CRIIMI MAE, Inc. ...........................              616,875
       3,800   General Re Corp. ...........................              771,400
      17,000   MBIA, Inc. .................................              912,688
                                                                    ------------
                                                                    $  6,929,088
                                                                    ------------

GW&K Equity Fund
Portfolio of Investments (continued)
================================================================================
                                                                       Market
      Shares   COMMON STOCK -- 94.9%                                    Value
--------------------------------------------------------------------------------
               INDUSTRIAL -- 8.2%
      13,000   Boeing Company .............................         $    446,063
      14,000   General Electric Company ...................            1,113,875
      18,000   General Motors Corp. - Class H .............              662,625
      46,100   Republic Industries, Inc.* .................              671,331
      40,425   United Rentals, Inc.* ......................              967,673
                                                                    ------------
                                                                    $  3,861,567
                                                                    ------------
               TECHNOLOGY -- 14.6%
      88,100   Brightpoint, Inc.* .........................         $    677,269
      41,000   Cognex Corp.* ..............................              476,625
      23,000   Lernout & Hauspie Speech Products N.V.* ....              924,312
      73,000   Mastech Corp.* .............................            1,756,563
      36,000   Oracle Corp.* ..............................            1,048,500
      57,000   SDL, Inc.* .................................              712,500
      15,000   Xerox Corp. ................................            1,271,250
                                                                    ------------
                                                                    $  6,867,019
                                                                    ------------
               UTILITIES -- 14.6%
      15,000   AT&T Corp. .................................         $    876,562
      22,000   Enron Corp. ................................            1,161,875
      20,000   GTE Corp. ..................................            1,100,000
      40,000   Houston Industries, Inc. ...................            1,245,000
      25,000   Northern Telecom Ltd. ......................              800,000
      35,000   MCI WorldCom, Inc.* ........................            1,710,625
                                                                    ------------
                                                                    $  6,894,062
                                                                    ------------

               TOTAL COMMON STOCKS ........................         $ 44,760,517
               (Cost $38,325,291)                                   ------------

================================================================================
                                                                       Market
      Shares   CASH EQUIVALENTS -- 4.6%                                 Value
--------------------------------------------------------------------------------
   2,193,152   Merrimac Cash Fund - Institutional Class ...         $  2,193,152
               (Cost $2,193,152)                                    ------------

               TOTAL INVESTMENT SECURITIES --  99.5% ......         $ 46,953,669
               (Cost $40,518,443)

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%             229,984
                                                                    ------------

               NET ASSETS-- 100.0% ........................         $ 47,183,653
                                                                    ============

 * Non-income producing security.
 + Restricted security.

See accompanying notes to financial statements.

GW&K Government Securities Fund
Portfolio of Investments
September 30, 1998
============================================================================================================
      Par                                                                                           Market
     Value     MORTGAGE-BACKED SECURITIES-- 96.3%                                                    Value
------------------------------------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 39.9%
 $    298,964  7.50%, 02/01/22................................................................   $   310,084
      247,783  8.00%, 11/01/10................................................................       254,521
      447,909  8.25%, 06/01/17................................................................       465,826
      872,144  8.50%, 03/01/08 thru 09/01/17..................................................       908,046
      998,559  8.75%, 10/01/08 thru 10/01/17..................................................     1,044,268
      812,906  9.00%, 06/01/08 thru 07/01/18..................................................       859,034
    1,851,238  9.25%, 10/01/08 thru 12/01/10..................................................     1,968,207
      983,800  9.50%, 03/01/09 thru 02/01/21..................................................     1,058,930
    2,036,209  9.75%, 04/01/08 thru 02/01/18..................................................     2,198,009
    1,176,085  10.00%, 01/01/01 thru 10/01/20.................................................     1,284,391
    1,676,563  10.25%, 04/01/09 thru 09/01/12.................................................     1,822,605
      224,845  10.50%, 06/01/00 thru 10/01/19.................................................       243,723
      233,716  10.75%, 07/01/10...............................................................       255,263
      895,118  11.00%, 12/01/00 thru 01/01/19.................................................       984,988
       41,874  11.25%, 09/01/09 thru 11/01/13.................................................        46,768
      172,810  11.50%, 09/01/11 thru 06/01/19.................................................       193,810
       46,444  11.75%, 02/01/11 thru 07/01/13.................................................        52,489
      118,543  12.50%, 01/01/10 thru 05/01/15.................................................       134,759
 ------------                                                                                    -----------
 $ 13,135,510  TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ..................................   $14,085,721
 ------------  (Amortized Cost $14,032,121)                                                      -----------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 26.3%
 $    402,702  7.50%, 02/01/14................................................................   $   413,776
      329,937  8.00%, 08/01/19................................................................       343,560
    1,277,657  8.50%, 12/01/08 thru 03/01/22..................................................     1,335,560
      655,362  8.75%, 08/01/07 thru 08/01/17..................................................       687,217
      376,388  9.00%, 06/01/10................................................................       394,384
      215,980  9.25%, 12/01/15................................................................       231,401
      599,614  9.50%, 02/01/11 thru 07/01/17..................................................       646,375
      110,204  9.75%, 05/01/09................................................................       118,934
    3,162,726  10.00%, 11/01/00 thru 02/01/21.................................................     3,439,819
       74,811  10.25%, 05/01/09 thru 03/01/16.................................................        82,201
      452,852  10.50%, 08/01/00 thru 09/01/20.................................................       494,916
       71,370  10.75%, 09/01/09 thru 03/01/14.................................................        79,820
      361,609  11.00%, 10/01/11 thru 07/01/15.................................................       388,975
       16,865  11.25%, 10/01/15...............................................................        19,010
      192,028  11.50%, 05/01/19...............................................................       217,472
      256,115  11.75%, 04/01/12 thru 02/01/14.................................................       292,202
       47,768  12.00%, 03/01/13 thru 07/01/13.................................................        54,910
       28,667  12.25%, 05/01/10 thru 06/01/15.................................................        32,912
 ------------                                                                                    -----------
 $  8,632,655  TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................................   $ 9,273,444
 ------------  (Amortized Cost $9,245,899)                                                       -----------

GW&K Government Securities Fund
Portfolio of Investments (Continued)
============================================================================================================
      Par                                                                                           Market
     Value     MORTGAGE-BACKED SECURITIES-- 96.3% (CONTINUED)                                        Value
------------------------------------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 30.0%
 $    501,794  7.00%, 05/15/23................................................................   $   517,069
      209,443  8.75%, 11/15/08................................................................       222,330
      725,908  9.00%, 11/15/19 thru 06/15/21..................................................       776,577
    1,304,043  9.50%, 06/15/09 thru 08/20/19..................................................     1,411,007
        6,234  9.75%, 12/15/00 thru 01/15/01..................................................         6,407
    3,178,208  10.00%, 10/15/00 thru 10/15/21.................................................     3,486,944
       15,783  10.25%, 05/15/99 thru 02/15/01.................................................        16,239
      973,230  10.50%, 02/20/05 thru 10/20/19.................................................     1,079,566
      427,865  11.00%, 12/15/09 thru 01/15/16.................................................       480,187
        7,003  11.25%, 04/15/01...............................................................         7,321
    1,911,982  11.50%, 03/15/10 thru 08/20/19.................................................     2,179,784
      213,336  11.75%, 05/15/04 thru 08/15/13.................................................       238,190
       16,211  12.00%, 08/15/13 thru 09/15/14.................................................        18,806
      143,526  13.00%, 01/15/11 thru 01/15/15.................................................       168,682
 ------------                                                                                    -----------
 $  9,634,566  TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ................................   $10,609,109
 ------------  (Amortized Cost $10,542,868)                                                      -----------

               OTHER MORTGAGE-BACKED SECURITIES -- 0.1%
 $     45,931  Arkansas Development Finance Authority REMIC # 93-C, 8.20%, 02/15/14...........   $    48,062
 ------------  (Amortized Cost $46,972)                                                          -----------

 $ 31,448,662  TOTAL MORTGAGE-BACKED SECURITIES ..............................................   $34,016,336
 ============  (Amortized Cost $33,867,860)                                                      -----------

============================================================================================================
      Par                                                                                           Market
     Value     MUNICIPAL OBLIGATIONS-- 1.7%                                                          Value
------------------------------------------------------------------------------------------------------------
 $    300,000  Texas St. HFA SFM Rev. Bond, 8.05%, 12/01/01...................................   $   325,830
      250,000  Mississippi Housing Rev. Bond, 9.15%, 09/15/14 ................................       272,650
 ------------                                                                                    -----------
 $    550,000  TOTAL MUNICIPAL OBLIGATIONS ...................................................   $   598,480
 ============  (Amortized Cost $577,331)                                                         -----------

============================================================================================================
                                                                                                     Market
    Shares     CASH EQUIVALENTS -- 0.7%                                                               Value
------------------------------------------------------------------------------------------------------------
     246,282   Merrimac Cash Fund - Institutional Class ......................................   $   246,282
               (Amortized Cost $246,282)                                                         -----------

               TOTAL INVESTMENT SECURITIES-- 98.7% ...........................................   $34,861,098
               (Amortized Cost $34,691,473)

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3% ..................................       450,973
                                                                                                 -----------

               NET ASSETS-- 100.0% ...........................................................   $35,312,071
                                                                                                 ===========

See accompanying notes to financial statements.

Report of Independent Public Accountants
================================================================================

Arthur Andersen LLP                                                   [LOGO]

To the Shareholders and Board of Trustees of The Gannett, Welsh & Kotler Funds:

We have audited the statements of assets and liabilities, including the portfolio of investments, of The Gannett, Welsh & Kotler Funds (a Massachusetts business trust) (comprising, respectively, the GW&K Government Securities Fund and the GW&K Equity Fund), as of September 30, 1998, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Gannett, Welsh & Kotler Funds as of September 30, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
October 30, 1998

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18

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                                                                              19

THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street
Boston, Massachusetts 02116

BOARD OF TRUSTEES
Arlene Zoe Aponte-Gonzalez
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher
Josiah A. Spaulding, Jr.
Allan Tofias

INVESTMENT ADVISER
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

SHAREHOLDER SERVICE
Nationwide: (Toll-Free)  888-GWK-FUND
                        (888-495-3863)